UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2019

SHIRE PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Block 2

Miesian Plaza

50-58 Baggot Street Lower

Dublin 2

Republic of Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 429 7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On May 8, 2018, Shire plc (“Shire”) and Takeda Pharmaceutical Company Limited (“Takeda”) announced that they had reached agreement on the terms of a recommended cash and share offer to be made by Takeda for the entire issued and to be issued share capital of Shire (the “Acquisition”). The Acquisition is to be effected by means of a scheme of arrangement under Article 125 of the Companies (Jersey) Law 1991 (as amended) (the “Scheme”). The Scheme took effect, and the Acquisition was completed, on January 8, 2019 (the “Effective Date”). Accordingly, as a result of the Acquisition, Shire became a wholly-owned subsidiary of Takeda.

Item 1.02	Termination of a Material Definitive Agreement.

On May 8, 2018, Shire and Takeda entered into the Co-Operation Agreement in connection with the proposed Acquisition. Under the Co-Operation Agreement, Shire agreed to provide Takeda with such information and assistance as Takeda may reasonably require for the purposes of obtaining all regulatory clearances and making any submission, filing or notification to any regulatory authority, and Takeda gave certain undertakings to implement the Acquisition. Pursuant to Section 14.1(G) of the Co-Operation Agreement, the Co-Operation Agreement was terminated with immediate effect on the Effective Date. In connection with the termination of the Co-Operation Agreement, all rights and obligations of Shire and Takeda under the Co-Operation Agreement ceased.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Acquisition was completed on January 8, 2019. Accordingly, as a result of the Acquisition and as of the Effective Date, Shire became a wholly-owned subsidiary of Takeda. Under the terms of the Acquisition, each Shire Shareholder is entitled to receive for each Shire Share (i) $30.33 in cash and (ii) either 0.839 New Takeda Shares or, subject to a valid election being made, 1.678 New Takeda ADSs (the “Consideration”). Shire ADS holders were not entitled to make elections in respect of their Shire ADSs. Instead, Citibank, N.A., as depositary for Shire’s ADR program, will be entitled to receive $30.33 in cash and has elected to receive 1.678 New Takeda ADSs in respect of each Shire Share underlying a Shire ADS. As each Shire ADS represents three Shire Shares, Shire ADS holders will be entitled to receive $90.99 in cash and 5.034 New Takeda ADS for each Shire ADS held at the ADS Effective Date.

The foregoing description of the Scheme and the Acquisition is not complete and is qualified in its entirety by reference to the Co-Operation Agreement filed as Exhibit 2.1 to Shire’s Form 8-K filed on May 9, 2018, which is incorporated herein in its entirety by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 8, 2019, Shire notified NASDAQ that the Acquisition had been completed. Shire also requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration on Form 25 to effect the delisting of the Shire ADSs from NASDAQ and the deregistration of Shire ADSs and Shire Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Shire ADSs will no longer be listed on NASDAQ. In addition, Shire intends to file a certification on Form 15 with the SEC requesting the termination of registration of Shire ADSs under Section 12(g) of the Exchange Act and the suspension of Shire’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to Shire ADSs.

Item 3.03	Material Modification to Rights of Security Holders.

The information in Item 2.01 and 3.01 is incorporated by reference herein.

On the Effective Date, Shire’s shareholders ceased to have any rights as shareholders of Shire, other than their right to receive the Consideration.

Item 5.01	Changes in Control of Registrant.

The information in Item 2.01 and 3.01, as well as the information in “Item 5. Operating and Financial Review and Prospects—B. Liquidity and Capital Resources—Financing Arrangements for the Shire Acquisition” of Takeda’s Form 20-F filed on December 17, 2018, is incorporated by reference herein.

On the Effective Date, a change of control of Shire occurred, and Shire is now a wholly-owned subsidiary of Takeda.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2019, in connection with the Acquisition, Susan Kilsby, Flemming Ornskov, Thomas Dittrich, Olivier Bohuon, Ian Clark, Gail Fosler, Steven Gillis, David Ginsburg, Sara Mathew and Albert Stroucken resigned and ceased to be members of the Board of Directors of Shire (including any committees thereof) and Bill Mordan resigned and ceased to be company secretary of Shire. These resignations were not a result of any disagreements between Shire and its directors on any matter relating to Shire’s operations, policies or practices. On the Effective Date, the following persons were elected members of the Board of Directors of Shire: Susan O’Reilly, Amitabh Singh, Anthony Denis Ahern, Nigel Coffey, Paul Keogh, Anthony Grannell, John Ryan and James Dinniss. On the Effective Date, Susan O’Reilly was appointed as secretary of Shire with immediate effect and Mourant Secretaries (Jersey) Limited was appointed as assistant secretary of Shire with immediate effect.

Mssrs. Bohuon, Clark and Gillis were previously elected to the Board of Directors of Takeda on December 5, 2018, and such appointments took effect as of the Effective Date.

Pursuant to separation agreements entered into with each of Dr. Ornskov and Mr. Dittrich, Dr. Ornskov and Mr. Dittrich are each eligible to receive a contract termination payment in an amount equal to the sum of two times each executive’s respective base salary payable for the 2018 financial year and two times each executive’s respective target bonus for the 2018 financial year, reduced by the amount paid to each executive under his executive employment agreement, on June 30, 2019. Shire will also cover the reasonable costs of Dr. Ornskov’s health and dental benefits for twelve months from January 8, 2019 and will cover the reasonable costs associated with his repatriation up to a maximum cost of $500,000 should he work in Switzerland as a result of visa considerations.

Item 5.03	Amendments to Articles of Association or Bylaws; Change in Fiscal Year.

The information in Item 2.01 and 3.01 is incorporated by reference herein.

Following the Effectiveness of the Scheme, on January 8, 2019, the Articles of Association of Shire were amended and restated in their entirety, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Articles of Association of Shire plc as amended and adopted by a special resolution on January 8, 2019.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Association of Shire plc as amended and adopted by a special resolution on January 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

Date: January 8, 2019	By:	/s/ Susan O’Reilly
		Name:	Susan O’Reilly
		Title:	Company Secretary